                        HOSPITAL GROUP OF AMERICA, INC.
                              PSG MANAGEMENT, INC.
                               1265 DRUMMERS LANE
                                   SUITE 107
                           WAYNE, PENNSYLVANIA 19807

                                                                January 11, 1995

Mr. Mark R Russell
c/o Hospital Group of America, Inc.
1265 Drummers Lane, Suite 107
Wayne, Pennsylvania 19087
cc: 500 Tavistock Boulevard
   Haddonfield, New Jersey 08033

Dear Mark:

     Reference is made to the Employment Agreement ('Employment Agreement') dated as of May 27, 1992 between you and Hospital Group of America, Inc ('HGA'), as amended by the letter agreement effective as of June 15, 1993 among you, HGA and PSG Management, Inc. ('PSG') and as further amended by Steven G. Singer's memorandum to you dated November 12, 1993.

     HGA and PSG each hereby ratifies and confirms the Employment Agreement in all respects, except that, effective as of the date hereof, clause (a) of
Section 1 of the Employment Agreement shall be amended to read in its entirety as follows: '(a) July 1, 1997; and'.

     The provisions of Sections 9,10, and 11(c) of the Employment Agreement shall be deemed incorporated in this Agreement as if fully set forth herein.

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     Kindly evidence  your  agreement  with  the  foregoing  amendments  to  the
Employment Agreement by signing in the space provided below for your signature.

                                          Very truly yours,
                                          HOSPITAL GROUP OF AMERICA, INC.
                                          By:       ROBERT S. HOLCOMBE
                                          ......................................

                                          PSG MANAGEMENT, INC.
                                          By:       ROBERT S. HOLCOMBE
                                          ......................................

Agreed to and accepted this
11th the day of January, 1995, to
be effective as of the date
set forth above.

By:                 MARK R. RUSSELL
  ..................................................
                    Mark R. Russell